UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C.  20549

 _______________________

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF

 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2015

MICREL, INCORPORATED

(Exact name of Registrant as specified in its charter)

California	94-2526744
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2180 Fortune Drive, San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (408) 944-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Micrel, Incorporated (“Micrel”) today announced that it intends to delist its common stock from NASDAQ in connection with the pending acquisition of Micrel by Microchip Technology Incorporated (“Microchip”), by means of a first step merger of Mambo Acquisition Corp., a California corporation and wholly-owned subsidiary of Microchip, with and into Micrel (the “ Merger ”), with Micrel surviving the Merger as a wholly owned subsidiary of Microchip (the “ Interim Surviving Company ”), and a second step merger of the Interim Surviving Company into Mambo Acquisition LLC, with Mambo Acquisition LLC surviving the second step merger as a wholly owned subsidiary of Microchip. The first step merger is expected to be completed on August 3, 2015, subject to adoption of the merger agreement by Micrel’s shareholders and certain other conditions contained in the merger agreement.

In accordance with the rules of the Securities and Exchange Commission and NASDAQ, Micrel has provided written notice to NASDAQ of its intent to delist. Micrel intends to file a Form 25 with the Securities and Exchange Commission on July 27, 2015, to effect the delisting. By operation of law, the delisting will be effective ten days after the filing of the Form 25. Micrel reserves the right to delay the filing of the Form 25 or subsequently withdraw or amend any previously filed Form 25. If the first step merger is completed prior to the effective date of the delisting, trading of Micrel common stock on NASDAQ will be suspended at that time.

Provided that the requirements for deregistration are met, in due course, Micrel intends to file a Form 15 with the Securities and Exchange Commission under the Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Shares under Section 12(g) of the Exchange Act and the suspension of Micrel’s reporting obligations under Section 15(d) of the Exchange Act. As of the date of the filing of the Form 15, the obligation of the Company and its subsidiaries to file reports under the Exchange Act, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. Other filing requirements will terminate upon the effectiveness of the deregistration under Section 12(g) of the Exchange Act, which is expected to occur 90 days after the filing of the Form 15.

About Micrel

Micrel, Incorporated is a leading global manufacturer of IC solutions for the worldwide analog, Ethernet and high-bandwidth markets. The Company’s products include advanced mixed-signal, analog and power semiconductors; high-performance communication, clock management, MEMS-based clock oscillators and crystal-less clock generators, Ethernet switch and physical layer transceiver ICs. Company customers include leading manufacturers of enterprise, consumer, industrial, mobile, telecommunications, automotive, and computer products. Corporation headquarters and state-of-the-art wafer fabrication facilities are located in San Jose, CA, with regional sales and support offices and advanced technology design centers situated throughout the Americas, Europe and Asia. In addition, the Company maintains an extensive network of distributors and reps worldwide. Web: http://www.micrel.com.

About Microchip

Microchip Technology Incorporated (NASDAQ: MCHP) is a leading provider of microcontroller, mixed-signal, analog and Flash-IP solutions, providing low-risk product development, lower total system cost and faster time to market for thousands of diverse customer applications worldwide. Headquartered in Chandler, Arizona, Microchip offers outstanding technical support along with dependable delivery and quality. For more information, visit the Microchip website at www.microchip.com.

Cautionary Statement Regarding Forward-Looking Information

This filing contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are indicated by words such as “expects,” “will,” “plans,” “intends,” “committed to,” “estimates” and “is”. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include but are not limited to: failure to obtain stockholder approval of the proposed Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to the SEC filings of the Company and Microchip including those on Forms 10-K, 10-K/A, 10-Q and 8-K reports filed with the SEC.

Additional Information and Where to Find It

Microchip filed with the SEC on May 27, 2015 a Registration Statement on Form S-4 that included a Preliminary Proxy Statement of the Company and a Prospectus of Microchip, as well as other relevant documents concerning the proposed transaction. Microchip filed an amendment to the Registration Statement on each of June 26, 2015, June 29, 2015 and July 1, 2015, and the SEC declared the Registration Statement effective on July 6, 2015. Also on July 6, 2015, the Company began mailing the Proxy Statement/Prospectus to the Company’s shareholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Microchip and the Company, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, from Microchip, 2355 West Chandler Boulevard, Chandler, Arizona 85224, Telephone: (480) 792-7200, Attn: Investor Relations, or from the Company, 2180 Fortune Drive, San Jose, California 95131, Telephone: (408) 944-0800, Attn: Robert E. DeBarr.

The Company, Microchip and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K/A, which was filed with the SEC on April 24, 2015. Information about the directors and executive officers of Microchip is set forth in Microchip’s Annual Report on Form 10-K/A, which was filed with the SEC on June 8, 2015. Additional information regarding the interest of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICREL, INCORPORATED (the Registrant)

By:	/s/ COLIN STURT
Colin Sturt
Vice President of Corporate Development, General Counsel and Corporate Secretary

Dated: July 20, 2015